                                                                   EXHIBIT 10.26

                            SUBSCRIPTION AGREEMENT


TO:       BIOMARIN PHARMACEUTICAL INC.

RE:       SUBSCRIPTION FOR AND PURCHASE OF SHARES OF COMMON STOCK


1.   SUBSCRIPTION
     ------------

     Genzyme Corporation (the "PURCHASER") hereby irrevocably subscribes for and agrees to purchase, on and subject to the terms and conditions set forth herein, from BioMarin Pharmaceutical Inc., a Delaware corporation (the "CORPORATION"), one million three hundred thirty-three thousand, three hundred thirty-three (1,333,333) shares of Common Stock of the Corporation (the "SHARES") at a price of $6.00 per share, having the voting powers, designations, preferences, rights and qualifications set forth in the Corporation's Restated Certificate of Incorporation, the form of which is attached hereto as Exhibit "A" (the "RESTATED CERTIFICATE").

2.   PAYMENT
     -------

     At Closing, as defined below, the aggregate purchase price for the Shares, $7,999,998 (the "SUBSCRIPTION PRICE"), shall be paid by wire transfer to the following account: BIOMARIN PHARMACEUTICAL INC., BANK OF AMERICA, 300 LAKESIDE DRIVE, SUITE 250, OAKLAND, CA 94612; ACCOUNT NUMBER: 1472800983; ROUTING #121000358; CONTACT PERSON: NANETTE ANDINO.

3.   DOCUMENTS TO BE PROVIDED BY PURCHASER
     -------------------------------------

     The Purchaser must complete, sign and return as soon as possible, two executed copies of each of this Subscription Agreement, including the Accredited Investor Questionnaire attached hereto as Exhibit "B", the Amended and Restated Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), and the Pre-emptive Rights Letter (the "PRE-EMPTIVE RIGHTS LETTER").

4.   CLOSING AND DELIVERY OF SHARE CERTIFICATES
     ------------------------------------------

     Delivery and payment for the Shares will be completed in one closing (the "CLOSING") at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at 8:00 a.m. (Pacific Daylight Time) (the "CLOSING TIME") on such date as the Corporation and the Purchaser may agree (the "CLOSING DATE"), but in any event not later than September 4, 1998 (unless extended by mutual agreement of the Corporation and the Purchaser).

                                      -1-
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     A certificate representing the Shares (the "CERTIFICATE") will be delivered at Closing against payment to the Corporation of the Subscription Price in the manner specified in Paragraph 2 above.

5.   CONDITIONS TO CLOSING OF THE PURCHASER
     --------------------------------------

     The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to fulfillment on or prior to the Closing Date of the following conditions:

                                       2
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     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by the Corporation in Section 7 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if such representations had been made on and as of said date.

     5.2  Covenants.  All covenants, agreements and conditions contained in this
          ---------
Subscription Agreement to be performed by the Corporation on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3  Compliance Certificate.  The Corporation shall have delivered to the
          ----------------------
Purchaser a certificate, executed by the President of the Corporation, dated as of the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 above.

     5.4  Secretary's Certificate.  The Corporation shall have delivered to the
          -----------------------
Purchaser a certificate, executed by the Secretary of the Corporation, dated as of the Closing Date, and certifying as to the certificate of incorporation, by-laws, incumbency of officers and authorizing resolutions.

     5.5  Opinion of Counsel.  Wilson Sonsini Goodrich & Rosati, counsel to the
          ------------------
Corporation, shall have delivered to the Purchaser an opinion, in form and substance reasonably satisfactory to Purchaser, in the form attached hereto as Exhibit "C."

     5.6  Blue Sky.  The Corporation shall have obtained all permits and
          --------
qualifications required by any state in connection with the offer and sale of the Shares, or secured an exemption therefrom.

     5.7  Registration Rights Agreement.  The Corporation shall have executed
          -----------------------------
and delivered to the Purchaser the Registration Rights Agreement.

     5.8  Subscription Agreement.  The Corporation shall have executed and
          ----------------------
delivered to the Purchaser a copy of this Subscription Agreement.

     5.9  Pre-emptive Rights Letter. The Corporation shall have executed and
          -------------------------
delivered to the Purchaser a copy of the Pre-emptive Rights Letter.

     5.10 Collaboration Documents.  The Corporation shall have executed and
          -----------------------
delivered to the Purchaser three copies of the Collaboration Agreement (the "Collaboration Agreement"), Operating Agreement and Purchase Agreement of even date herewith between the Corporation and the Purchaser.

     5.11 Waiver of Pre-emptive Rights.  The Corporation shall have received
          ----------------------------
written waivers of the rights triggered by the offer and sale of the Shares under the letter to Glyko BioMedical Ltd. ("Glyko") dated June 27, 1997, regarding certain pre-emptive rights dated June 27, 1997 (the "Glyko Pre-emptive Rights Letter") and under the letter to BB BioVentures L.P., dated December 30, 1997, regarding certain pre-emptive rights (the "BB BioVentures Pre-emptive Rights Letter").

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

6.   CONDITIONS TO CLOSING OF THE CORPORATION
     ----------------------------------------

     The Corporation's obligation to issue and sell the Shares at the Closing to the Purchaser is, at the option of the Corporation, subject to the fulfillment of the following conditions:

     6.1  Representations and Warranties.  The representations and warranties
          ------------------------------
made by the Purchaser in Section 9 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if such representations had been made on and as of said date.

     6.2  Blue Sky.  The Corporation shall have obtained all permits and
          --------
qualifications required by any state in connection with the offer and sale of the Shares, or secured an exemption therefrom.

     6.3  Registration Rights Agreement.  The Purchaser shall have executed and
          -----------------------------
delivered to the Corporation the Registration Rights Agreement.

     6.4  Subscription Agreement.  The Purchaser shall have executed and
          ----------------------
delivered to the Corporation a copy of this Subscription Agreement.

     6.5  Payment.  The Corporation shall have received from the Purchaser
          -------
payment in full for the Subscription Price.

     6.6  Pre-emptive Rights Letter.  The Purchaser shall have executed and
          -------------------------
delivered to the Corporation the Pre-emptive Rights Letter.

     6.7  Waiver of Pre-emptive Rights.  The Corporation shall have received
          ----------------------------
written waivers of the rights triggered by the offer and sale of the Shares under the Glyko Pre-emptive Rights Letter and the BB BioVentures Pre-emptive Rights Letter by the respective parties thereto.

     6.8  Collaboration Documents.  The Purchaser shall have executed and
          -----------------------
delivered to the Corporation three copies of the Collaboration Agreement, the Operating Agreement and the Purchase Agreement, each of even date herewith, between the Corporation and the Purchaser.

7.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
     -------------------------------------------------

     The Corporation hereby represents and warrants to the Purchaser that, except as otherwise set forth on Exhibit "D" hereto, with specific reference to the subsection of this Section 7 so affected, the following will be true and correct as of the Closing Date:

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     7.1  Organization and Standing.  The Corporation is a corporation duly
          -------------------------
organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Corporation has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted. The Corporation is qualified to do business as a foreign corporation in the State of California.

     7.2  Corporate Power.  The Corporation has all requisite legal and
          ---------------
corporate power to execute and deliver this Subscription Agreement, the Registration Rights Agreement and the Pre-emptive Rights Letter, to sell and issue the Shares hereunder and to carry out and perform its obligations under the terms of this Subscription Agreement and the Registration Rights Agreement.

     7.3  Subsidiaries.  The Corporation has no subsidiaries or affiliated
          ------------
companies other than Glyko, a company incorporated under the federal laws of Canada. Glyko currently owns 8,666,667 shares of the Corporation's Common Stock. In connection with the transactions contemplated by the Collaboration Agreement between the Corporation and Purchaser, of even date herewith, the Corporation has caused to be incorporated in Delaware a wholly-owned subsidiary, BioMarin Genetics, Inc. ("BIOMARIN GENETICS"). BioMarin Genetics is validly existing under, and by virtue of the laws of the State of Delaware and is in good standing under such laws. BioMarin Genetics has the requisite corporate power to own and operate its property and assets and to carry on its business as presently conducted. Other than BioMarin Genetics, the Corporation does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

     7.4  Capitalization.  The authorized capital stock of the Corporation
          --------------
consists of 30,000,000 shares of Common Stock, of which, at the date hereof, 22,581,835 shares are issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. The Common Stock has the voting power, designations, preferences, rights and qualifications set forth in the Restated Certificate. Except as contemplated herein and except for: (i) the pre-emptive rights granted to BB BioVentures L.P. pursuant to a letter dated December 30, 1997, (ii) the pre-emptive rights granted to Glyko pursuant to a letter dated June 27, 1997,
(iii) options to purchase 1,949,440 shares of Common Stock of the Corporation granted under its 1997 Stock Plan, and (iv) warrants to purchase a total of up to 801,500 shares of Common Stock, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Corporation, nor any agreements or understandings with respect thereto.

     7.5  Financial Statements.  As of the Closing Date, the Corporation will
          --------------------
have delivered to the Purchaser the audited financial statements of the Corporation as at December 31, 1997 and for the period from March 21, 1997 (the date of inception) to December 31, 1997 (collectively, the "Financial Statements"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, and present fairly the financial position of the Corporation as of their respective dates. Other than as described in the

Financial Statements, the Corporation has no material liabilities and knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business which are not, individually or in the aggregate, materially adverse.

     7.6  Subsequent Events.  Since December 31, 1997, there has not been: (i)
          -----------------
a declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation or any of its subsidiaries; (ii) a waiver of any material right of the Corporation or any of its subsidiaries or cancellation of any material debt or claim held by the Corporation or any of its subsidiaries; (iii) a loan by the Corporation or any of its subsidiaries to any officer, director, employee or stockholder of the Corporation, or any agreement or commitment therefor; (iv) a material loss, destruction or damage to any property of the Corporation or any of its subsidiaries, whether or not insured;
(v) a labor dispute involving the Corporation or any of its subsidiaries or a material change in the personnel of the Corporation or any of its subsidiaries or the terms and conditions of their employment; (vi) an acquisition or disposition of any assets (or any contract or arrangement therefor), or any transaction by the Corporation or any of its subsidiaries otherwise than for fair value in the ordinary course of business; (vii) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Corporation or any of its subsidiaries or (viii) any change in any material agreement to which the Corporation or any of its subsidiaries is a party or by which any of them is bound or any other event or condition of any character that, either individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Corporation and its subsidiaries taken as a whole (a "Material Adverse Effect").

     7.7  Authorization.  All corporate action on the part of the Corporation,
          -------------
its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Pre-emptive Rights Letter, the authorization, sale, issuance and delivery of the Shares and the performance of the Corporation's obligations hereunder and thereunder has been taken or will be taken prior to the Closing. This Agreement, the Registration Rights Agreement and the Pre-emptive Rights Letter, when fully executed and delivered by the Corporation, shall constitute valid and binding obligations of the Corporation, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and free of any liens or encumbrances; provided, however, that the Shares may be subject to certain restrictions on transfer under applicable state and/or Federal securities laws.

     7.8  Governmental Consents, etc.  No consent, approval or authorization of
          --------------------------
or designation, declaration or filing with any state or federal governmental authority on the part of the Corporation is required in connection with the valid execution and delivery of this Agreement, the Registration Rights Agreement, the Pre-emptive Rights Letter or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under the California Corporate Securities Law and other applicable blue sky laws, of the offer and sale of the Shares, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly after the Closing.

     7.9  Agreements; Actions.
          -------------------

          (a) Except for the agreements explicitly contemplated hereby and agreements between the Corporation and the purchasers of the Corporation's Common Stock previously disclosed to the Purchaser in writing, there are no agreements, understandings or proposed transactions between the Corporation and any of its officers, directors, affiliates or any affiliate thereof.

          (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Corporation or any of its subsidiaries is a party or by which any of them is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Corporation or any of its subsidiaries in excess of $25,000 (other than obligations of, or payments to, the Corporation or any of its subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business), (ii) the license of any BioMarin Technology or BioMarin Patent Rights, each as defined in the Collaboration Agreement, to or from the Corporation or any of its subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products), (iii) provisions restricting or affecting the development, manufacture or distribution of the products or services of the Corporation or any of its subsidiaries or
(iv) indemnification by the Corporation or any of its subsidiaries with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

          (c) Neither the Corporation nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than those incurred in the ordinary course of business or disclosed in the Financial Statements) in excess of $25,000, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

     7.10 Title to Properties and Assets; Liens, etc.  The Corporation and each
          ------------------------------------------
of its subsidiaries has a valid leasehold interest in, or valid title to, its properties and assets, including without limitation the assets and properties reflected in the Corporation's balance sheet as of December 31, 1997, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than: (i) as disclosed in such balance sheet except as incurred in the ordinary course of business since the date of such balance sheet, (ii) the lien of current taxes not yet due and payable, and (iii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or would result in a Material Adverse Effect.

     7.11 Litigation.
          ----------

          (a) At the date hereof, there are no actions, suits, proceedings or investigations pending or threatened against the Corporation or any of its subsidiaries or any their respective properties before any court or governmental agency, nor is the Corporation or any of its subsidiaries subject to any writ, injunction or order of any court or government agency (nor, to the Corporation's knowledge at the date hereof, is there any basis therefor or threat thereof) which, either individually or in the aggregate, might result in a Material Adverse Effect, or in any material impairment of the right or ability of the Corporation or any of its subsidiaries to carry on their respective businesses as now conducted or as currently proposed to be conducted, or in any material liability on the part of the Corporation or any of its subsidiaries, and, to the Corporation's knowledge at the date hereof, no action, suit, proceeding or investigation pending or threatened against the Corporation questions the validity of this Agreement, the Registration Rights Agreement or the Pre-emptive Rights Letter or any action taken or to be taken in connection herewith or therewith.

          (b) The Corporation has no current plan to initiate any action, writ, proceeding or investigation before any court or government agency.

     7.12 Registration Rights.  Except as set forth in the Registration Rights
          -------------------
Agreement, the Corporation is not under any obligation to register any of its presently outstanding securities, or any of its securities which may hereafter be issued, under the Securities Act of 1933, as amended (the "Securities Act").

     7.13 Brokers or Finders.  The Corporation has not incurred, and will not
          ------------------
incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     7.14 No Breach.  Neither the Corporation nor any of its subsidiaries is:
          ---------
(i) in breach or violation of any of the terms or provisions of, or in default under, this Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument to which it is a party or by which it is bound or to which any of the property or assets of the Corporation or any of its subsidiaries is subject, which breach or violation or the consequences thereof would result in a Material Adverse Effect; (ii) in violation of the provisions of its charter, by-laws or any resolutions or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its assets or properties, which violation or the consequences thereof would result in a Material Adverse Effect.

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     7.15 No Conflict.  The offer and sale of the Shares by the Corporation and
          -----------
the performance and consummation of the transactions contemplated herein will not conflict with or result in (i) a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument to which the Corporation is bound or to which any of the property or assets of the Corporation is subject, which breach or violation or the consequences thereof would result in a Material Adverse Effect, (ii) any violation of the provisions of the Restated Certificate, the by-laws or any resolutions of the Corporation or (iii) a violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or any of its assets or properties, which violation or the consequences thereof would result in a Material Adverse Effect, except that the offer and sale of the Shares will trigger rights under the Glyko Pre-emptive Rights Letter and the BB BioVentures Pre-emptive Rights Letter, each of which rights will be waived on or before the Closing Date.

     7.16 Securities Act.  The transactions contemplated by this Agreement shall
          --------------
be exempt from the registration requirements of the Securities Act.

     7.17 Intellectual Property.  The Corporation has rights to the patents,
          ---------------------
patent applications, trademarks, trade secrets, copyrights and other proprietary rights and technology referred to in the license agreement between the Corporation and Glyko dated as of June 26, 1997 (the "License Agreement") on the basis set forth in the License Agreement. The License Agreement is in full force and effect. The Corporation and its subsidiaries own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary for the conduct of their respective businesses as presently conducted and as proposed to be conducted. There are no claims pending or, to the best of the Corporation's knowledge as of the date hereof, threatened, to the effect that the operations of the Corporation or any of its subsidiaries infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the best of the Corporation's knowledge, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best of the Corporation's knowledge, threatened, to the effect that any Intellectual Property owned or licensed by the Corporation or any of its subsidiaries, or which the Corporation or any of its subsidiaries otherwise has the right to use, is invalid or unenforceable by the Corporation or such subsidiary, and, to the best of the Corporation's knowledge, there is no basis for any such claim (whether or not pending or threatened).

     7.18 Environmental Laws.  To the best of the Corporation's knowledge,
          ------------------
neither the Corporation nor any of its subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health or safety, and to the best of the Corporation's knowledge no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     7.19 Confidentiality.  The Corporation and each of its subsidiaries has
          ---------------
taken all reasonable measures to protect and preserve the confidentiality of all their respective trade secrets and other non-patented proprietary information, including without limitation the procurement of proprietary invention assignments and non-disclosure and non-competition agreements from employees, consultants, sub-contractors, customers and other persons who have access to such information. To the best of the Corporation's knowledge as of the date hereof, the procedures implemented by the Corporation and each of its subsidiaries are in conformity with the practices of similarly situated companies in its industry.

     7.20 Taxes.  The Corporation has filed all necessary Federal, state,
          -----
municipal, property, income and franchise tax returns and has paid all taxes shown as due thereon or otherwise owed by it to any taxing authority and there is no tax deficiency which has been or, to the best of the knowledge of the Corporation as of the date hereof, might be asserted against the Corporation which would result in a Material Adverse Effect. The Corporation has not received notice of any audit from any taxing authority, and no controversy with respect to taxes of any type is pending or, to the best knowledge of the Corporation, threatened. The Corporation has paid all applicable Federal and state payroll and withholding taxes, including but not limited to FICA, FUTA, state unemployment taxes and income taxes.

     7.21 Employment Matters.  There is no collective bargaining or other union
          ------------------
agreement to which the Corporation or any of its subsidiaries is a party or by which any of them is bound, or which is currently being negotiated. Neither the Corporation nor any of its subsidiaries sponsors, maintains or contributes to any pension, retirement, profit sharing, incentive compensation, bonus or other employee benefit plan, including without limitation any employee benefit plan covered by Title 4 of the Employee Retirement Income Security Act of 1974 ("ERISA") or any "multi-employer plan" as defined in Section 4001(a)(3) of ERISA, other than the Corporation's group medical, disability and life insurance plans (which are not subject to ERISA), and a 401(k) plan to which the Company makes no contributions. To the best knowledge of the Corporation at the date hereof: (i) no employee of the Corporation or any of its subsidiaries is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which might result in a Material Adverse Effect, and (ii) no officer has any present intention of terminating his employment with the Corporation or any of its subsidiaries, and the Corporation has no present intention of terminating any such employment. The only employment or consultancy agreements to which the Corporation is a party are the agreements dated June 26, 1997, with each of Grant W. Denison, Jr., John C. Klock and Christopher M. Starr and those certain consulting agreements with The Frankel Group, Dr. Skinner, Axon Research Corporation and employment letters which have been sent to certain prospective executive officer hires.

     7.22 Insurance.  The Corporation holds valid policies covering all of the
          ---------
insurance required to be maintained by it pursuant to Section 11.5 of this Agreement.

     7.23 Full Disclosure.  This Agreement and the exhibits hereto, the
          ---------------
Registration Rights Agreement and the Pre-emptive Rights Letter do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading. To the best knowledge of the Corporation, there are no facts which (individually or in the aggregate) material adversely affect the business, assets, liabilities, financial conditions, prospects or operations of the Corporation that have not been set forth in this Agreement and the exhibits hereto, the Registration Rights Agreement and the Pre-emptive Rights Letter.

8.   CERTAIN MATTERS RELATING TO THE OFFER AND SALE OF THE SHARES
     ------------------------------------------------------------

     The Purchaser acknowledges and agrees that: (i) it has not been provided with a registration statement, prospectus or any similar document in connection with its purchase of the Shares and (ii) its decision to execute this Agreement, the Registration Rights Agreement, the Pre-emptive Rights Letter and to purchase the Shares has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Corporation and that its decision is based upon the information, representations and covenants of the Corporation contained in this Agreement, its own review of certain of the Corporation's documents and records, and publicly available information concerning the Corporation.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER
     ----------------------------------------------------------

     The Purchaser hereby represents, warrants and covenants to the Corporation (which representations, warranties and covenants shall survive the Closing) as of the date hereof and as of the Closing Date as follows:

     9.1  Experience; Risk.  The Purchaser has such knowledge and experience in
          ----------------
financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares pursuant to this Agreement and is capable of protecting its interests in connection herewith. The Purchaser has the ability to bear the economic risk of the investment, including complete loss of the investment.

     9.2  Investment.  The Purchaser is acquiring the Shares for investment for
          ----------
its own account, not as a nominee or agent, and not with a view to, or for, resale in connection with any distribution thereof, and the Purchaser has no present intention to sell, grant any participation in, or otherwise distribute the Shares. The Purchaser understands that the Shares have not been registered under the Securities Act and will be issued pursuant to an exemption from the registration requirements thereof, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

     9.3  Rule 144.  The Purchaser understands that the Shares are "restricted
          --------
securities" under Federal securities laws, as they are unregistered and are being acquired from the Corporation in a transaction not involving a public offering, and that under such laws and applicable regulations promulgated thereunder the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, the provisions of which limit resale of "restricted securities."

     9.4  No Public Market.  The Purchaser understands that no public market now
          ----------------
exists for the Shares or for any other securities issued by the Corporation and that there is no assurance that a public market will ever exist for the Shares.

     9.5  Authorization.
          -------------

          (a) The Purchaser has the full right, power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Pre-emptive Rights Letter. This Agreement, the Registration Rights Agreement and the Pre-emptive Rights Letter, when executed and delivered by the Purchaser, will constitute valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief and other equitable remedies.

          (b) The Purchaser further represents that it is a validly existing corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof.

     9.6  Further Limitations on Disposition.  Without in any way limiting the
          ---------------------------------
representations set forth above, the Purchaser further agrees not to make any offer or sale of all or any portion of the Shares within the United States or to a U.S. resident unless and until:

          (a) There is then in effect a Registration Statement under the Securities Act covering such proposed offer or sale and such offer or sale is made in accordance with such Registration Statement; or

          (b) The Purchaser shall have notified the Corporation of the proposed offer or sale and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, such Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such offer or sale is exempt from the registration requirements under the Securities Act.

          (c) Notwithstanding the provisions of paragraph (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Purchaser to any transferees in transactions contemplated by paragraph (b) above, if all such transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

     9.7  Legends.  It is understood that each certificate representing the
          -------
Shares, and any securities issued in respect thereof or exchange therefor shall bear legends substantially in the following form (in addition to any legend required under applicable state securities laws):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE FIRST REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES."

     9.8  Accredited Investor Status.  The Purchaser presently does, and will
          --------------------------
as of the Closing Date, qualify as an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act. Purchaser meets the relevant criteria indicated on its completed and signed copy of the Accredited Investor Questionnaire attached hereto as Exhibit "B."

     9.9  Brokers or Finders.  The Purchaser has not incurred, and will not
          ------------------
incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

     9.10 Standstill.  The Purchaser will not, for a period of one (1) year from
          ----------
the Closing Date, without the prior written approval of the Corporation's Board of Directors: (i) acquire any shares of the capital stock of the Corporation or of Glyko ("Company Securities") other than as contemplated herein or other than through the indirect acquisition of any Company Securities as a result of, and incidental to, the acquisition by the Purchaser of a corporation or other entity if the primary purpose of such acquisition is not to acquire Company Securities,
(ii) enter into any merger, consolidation or similar transaction with the Corporation or Glyko, (iii) otherwise attempt to influence the Boards of Directors of the Corporation or Glyko or the stockholders of the Corporation or Glyko to effect a merger, consolidation or sale of all or substantially all of the assets or business of the Corporation or Glyko, as the case may be, or (iv) make any public announcement relating to the foregoing. Notwithstanding the foregoing, the restrictions contained in the preceding sentence shall be suspended during such time as (i) the Boards of Directors of the Corporation or Glyko determine to accept bids from any responsible bidder to obtain the best price for the sale of the Corporation or Glyko, as the case may be, but only so long as the Corporation or Glyko continues to accept such bids or negotiate or consummate a transaction with any bidder and (ii) any third party makes an unsolicited offer to acquire more than fifty percent (50%) of the outstanding voting securities of the Corporation or Glyko, but only so long as such offer is outstanding.

     9.11 Further Equity Investment.  On the date of the initial public offering
          -------------------------
of the Corporation's capital stock on Form S-1 or such successor form at a price of at least $6.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) and which results in net proceeds to the Corporation of at least $20 million, Purchaser hereby agrees to purchase from the Corporation, for $10,000,000 in cash in a private placement, the nearest whole number of shares of Common Stock obtained by dividing $10,000,000 by the per share price paid by the public for such stock in the public offering. Simultaneously, Purchaser shall enter into the Registration Rights Agreement with regard to those shares, and will be subject to all of the terms and conditions contained therein with regard to those shares.

10.  RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS
     -------------------------------------------------------

     The Purchaser acknowledges that the representations and warranties and covenants contained in this Agreement are made with the intent that they may be relied upon by the Corporation to, among other things, determine its eligibility to purchase the Shares. The Purchaser further agrees that by accepting the Shares, the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as of the Closing with the same force and effect as if they had been made by the Purchaser at the Closing.

11.  COVENANTS OF THE CORPORATION
     ----------------------------

     11.1 Quarterly Financial Statements.  Within forty-five (45) days after the
          ------------------------------
end of each of the first three quarters of each fiscal year, the Corporation will deliver to the Purchaser copies of the Corporation's unaudited, consolidated balance sheet as of the end of, and statements of income and cash flows for, such periods. The Corporation's obligation under this subsection shall terminate immediately prior to the happening of a firm commitment public offering of the Corporation's capital stock on Form S-1 or such successor form.

     11.2 Annual Financial Statements.  Within ninety (90) days after the end of
          ---------------------------
each fiscal year, the Corporation will deliver to the Purchaser financial statements similar to those required by Section 11.1 as at the end of and for such year, accompanied by a certification by independent public accountants of national repute, that such statements have been prepared in accordance with generally accepted accounting principles consistently applied. The Corporation's obligation under this subsection shall terminate immediately prior to the happening of a firm commitment public offering of the Corporation's capital stock on Form S-1 or such successor form.

     11.3 Maintenance of Corporate Existence.  The Corporation shall use its
          ----------------------------------
best efforts to maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it and deemed by the Corporation to be necessary for the conduct of its business.

     11.4 Insurance.  The Corporation shall maintain insurance with responsible
          ---------
and reputable insurance companies or associations in such amounts and covering such risks as the Corporation believes are usually carried by companies engaged in similar businesses at an equivalent stage of development and using similar properties in the same general areas in which the Corporation operates.

     11.5 Compliance with Laws.  The Corporation shall comply with all
          --------------------
applicable laws, rules, regulations and orders, noncompliance with which could result in a Material Adverse Effect.

     11.6 Keeping of Records and Books of Account.  The Corporation shall keep
          ---------------------------------------
adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Corporation, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

12.  COSTS
     -----

The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel retained by the Purchaser) relating to the offer and sale of the Shares to the Purchaser shall be paid by the Purchaser.

13.  GOVERNING LAW
     -------------

This Agreement shall be governed in all respects by the laws of the State of California.

14.  SURVIVAL
     --------

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Shares by the Purchaser pursuant hereto, or any subsequent disposition by the Purchaser of the Shares.

15.  ASSIGNMENT
     ----------

This Agreement is not transferable or assignable by the parties hereto.

16.  ENTIRE AGREEMENT; AMENDMENT
     ---------------------------

This Agreement, the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Purchaser and the Corporation.

17.  NOTICES, ETC.
     -------------

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or seven (7) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed: (a) if to the Purchaser, at One Kendall Square, Cambridge, Massachusetts 02139, or its telecopy number or telex number, addressed to the attention of the Chief Legal Officer, or at such other address as such Purchaser shall have furnished to the Corporation in writing, or (b) if to the Corporation, at 11 Pimental Court, Novato, California 94949, or its telecopy or telex number, addressed to the attention of the President, and with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attention: Frank Currie, or at such other address as the Corporation shall have furnished to the Purchaser in writing.

18.  DELAYS OR OMISSIONS.
     -------------------

No delay or omission to exercise any right, power or remedy accruing to any holder of any Common Stock, upon any breach or default of the Corporation under this Agreement, shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of Common Stock of any breach or default under this Agreement, or any waiver on the part of such holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any such holder, shall be cumulative and not alternative.

19.  SEVERABILITY
     ------------

In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

20.  COUNTERPARTS
     ------------

This Agreement may be exercised in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

21.  SUBSCRIPTION PARTICULARS
     ------------------------

     (a)  The aggregate number of Shares being subscribed for is 1,333,333.

          At a price of $6.00 per share, the aggregate purchase price of the Shares is $7,999,998.

     (b) The Purchased Shares are to be registered in the name of Genzyme Corporation.

     (c)  The certificate representing the Shares is to be delivered to:

               Genzyme Corporation

          at its office at:

               One Kendall Square, Building 1400, Cambridge, Massachusetts 02139

          Contact Name and Number:

               Gerald E. Quirk, Esq., Corporate Counsel
               (617) 761-8993

DATED at Cambridge, Massachusetts, this 4th day of September, 1998.


                                    GENZYME CORPORATION


                                    By: /s/ G Jan van Heek
                                       -------------------------------------
                                    (Signature of Authorized Representative)

                                    G Jan van Heek
                                    ----------------------------------------
                                    (Name of Person Signing)

                                    Executive Vice President
                                    ----------------------------------------
                                    Office or Title

                                   ACCEPTANCE


     The above-mentioned Subscription Agreement is hereby accepted and agreed to by BioMarin Pharmaceutical Inc.

     DATED at Novato, California, the 31st day of August, 1998.


                                    BIOMARIN PHARMACEUTICAL INC.


                                    By: /s/ John C. Klock
                                       -------------------------------------
                                            John C. Klock
                                            President

                                  EXHIBIT "A"

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                         BIOMARIN PHARMACEUTICAL INC.


     BioMarin Pharmaceutical Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     A. The name of the Corporation is BioMarin Pharmaceutical Inc. The Corporation was originally incorporated under the same name and the original Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on October 25, 1996.

     B. Pursuant to Sections 241 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and amends the provisions of the Certificate of Incorporation of this Corporation.

     C. The Corporation has not received any payment for any of its stock and does not have any shares issued or outstanding and consequently does not have any stockholders.

     D. The Restated Certificate of Incorporation which follows has been duly adopted by resolutions adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 241(b) of the General Corporation Law of the State of Delaware.

     E. The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

                                  ARTICLE I.

The name of the corporation (the "Corporation") is BioMarin Pharmaceutical Inc.

                                  ARTICLE II.

     The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                 ARTICLE III.

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation law of Delaware.

                                  ARTICLE IV.

     The Corporation is authorized to issue one class of stock to be designated as "Common Stock." The number of shares of Common Stock which the corporation is authorized to issue is Thirty Million (30,000,000) shares, par value $0.001 per share (the "Common Stock"). The shares of Common Stock may be issued from time to time for such consideration as the Board of Directors may determine. Each holder of shares of Common Stock shall be entitled to one vote, for each share of Common Stock held of record on all matters on which the holders of Common Stock are entitled to vote.

                                  ARTICLE V.

     The Corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

                                  ARTICLE VI.

     The Corporation is to have perpetual existence.

                                 ARTICLE VII.

     1.  Limitation of Liability.  To the fullest extent permitted by the
         -----------------------
General Corporation Law of the State of Delaware as the same exists or as my hereafter be amended, a director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     2.  Indemnification.  The corporation shall indemnify to the fullest extent
         ---------------
permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

     3.  Amendments.  Neither any amendment nor repeal of this Article VII, nor
         ----------
the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this
Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                 ARTICLE VIII.

     Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                  ARTICLE IX.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                  ARTICLE X.

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE XI.

     The name and mailing address of the incorporator are:

          Francis S. Currie, Esq.
          Wilson Sonsini Goodrich & Rosati
          650 Page Mill Road
          Palo Alto, California 94304-1050

                                  *    *    *

     F. We declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in the foregoing certificate are true and correct of our own knowledge.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by John C. Klock, its President and Secretary, this l8th day of April, 1997.


                                    John C. Klock, President and Secretary

                                  EXHIBIT "B"

                       ACCREDITED INVESTOR QUESTIONNAIRE


     Genzyme Corporation, as a purchaser of shares of Common Stock (the "Securities") of BIOMARIN PHARMACEUTICAL INC. (the "Company"), has represented in its Subscription Agreement that it is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). As part of such representation, it has indicated below the categories enumerated in Rule 501(a) which it satisfies.

     The undersigned understands that the Company is relying on this information in determining to sell the Securities to the undersigned in a manner exempt from the registration requirements of the Securities Act and applicable state securities laws.

     ACCREDITED INVESTOR STATUS

     Genzyme Corporation represents and warrants that it is [check each applicable item]:

     _____     (i)    A bank, as defined in Section 3(a)(2) of the Securities
                      Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act. whether acting in its individual or fiduciary capacity.

     _____     (ii)   A broker or dealer registered pursuant to Section 15 of
                      the Securities Exchange Act of 1934, as amended.

     _____     (iii)  An insurance company as defined In Section 2(13) of the
                      Securities Act.

     _____     (iv)   An investment company registered under the Investment
                      Company Act of 1940 (the "1940 Act").

     _____     (v)    A business development company (as defined in Section
                      2(a)(48) of the 1940  Act).

     _____     (vi)   A private business development company (as defined in
                      Section 202(a)(22) of the Investment Advisers Act of
                      1940).

     _____     (vii)  A Small Business Investment Company licensed by the Small
                      Business Administration under Section 301(c) or (d) of the
                      Small Business Investment Act of 1958.

     _____     (viii)  An employee benefit plan within the meaning of the
                       Employee Retirement Income Security Act of 1974
                       ("ERISA"), if the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     _____     (ix)    Any plan for the benefit of employees established and
                       maintained by the U.S. government, a state, its political subdivisions, or any agency or instrumentality of the U.S. government, a state or its political subdivisions, if such plan has total assets in excess of $5,000,000.

     _____     (x)     An organization described in Section 501(c)(3) of the
                       Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, having total assets in excess of $5,000,000.

     _____     (xi)    A director, executive officer or general partner of the
                       issuer of the Securities, or any director, executive officer, or general partner of a general partner of the Company.

     _____     (xii)   A natural person whose individual net worth, or joint net
                       worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

     _____     (xiii)  A natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

     _____     (xiv)   A trust, with total assets in excess of $5,000,000, not
                       formed for the specific purpose of acquiring the Securities offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act.

     _____     (xv)    An entity in which all of the equity owners are
                       accredited investors.

     _____     (xvi)   A self-directed IRA, Keogh, or similar plan of which the
                       individual directing the investments qualifies as an "accredited investor" under one or more of items (a)-(o) above. Also check the item(s) (a)-(o) above that applies.

     As used in this questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of this questionnaire, the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, an investor should add to adjusted gross income any amount attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ______day of August, 1998.


GENZYME CORPORATION


By:_________________________


Name________________________


Title_______________________


Printed or Typed Name and Title of Person
Signing

                                   EXHIBIT C

                               September 4, 1998


Genzyme Corporation
Pursuant to the Subscription
Agreement and Purchase Agreement
each dated September 4, 1998


Ladies and Gentlemen:

     We have acted as counsel for BioMarin Pharmaceutical, Inc. (the "Corporation") in connection with the negotiation of the Collaboration Agreement, dated as of the date hereof, between the Corporation, BioMarin/Genzyme LLC and you, the Purchase Agreement, dated as of the date hereof, between the Corporation and you, and the Operating Agreement for BioMarin/Genzyme LLC, dated as of the date hereof (collectively, the "Agreements"), the Amended and Restated Registration Rights Agreement, dated as of the date hereof (the "Amended Registration Rights Agreement"), the Subscription Agreement (and all Schedules and Exhibits attached thereto), dated as of the date hereof, between the Corporation and you (the "Subscription Agreement"), the purchase of 1,333,333 shares of the Corporation's Common Stock (the "Shares") by you pursuant to the terms of the Subscription Agreement and the pre-emptive rights letter of even date herewith (the "Pre-emptive Rights Letter"). As such counsel, we have made such legal and factual examinations as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Corporation and other such documents as we consider necessary or advisable for the purposes of rendering this opinion. In such examination we have assumed the genuineness of all signatures by parties thereto on original documents, the conformity to original documents of all copies submitted to us, the legal capacity of natural persons and the due execution and delivery of all documents by parties thereto other than the Corporation where due execution and delivery are a prerequisite to the effectiveness thereof. In issuing this opinion we have also assumed that the par value of each share issued and outstanding has been paid in.

     We are admitted to practice law only in the State of California and we express no opinion herein concerning any laws other than the laws of the State of California, the corporate law of Delaware and the federal laws of the United States.

     Capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement.

To Genzyme Corporation
September 4, 1998
Page 2

     As used in this opinion, the expression "to our knowledge" with reference to matters of fact means that, after an examination of documents made available to us by the Corporation, and after inquiries of officers of the Corporation, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge" with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Corporation solely in connection with the Agreements, the Subscription Agreement, the Amended Registration Rights Agreement, the Pre-emptive Rights Letter, and the transactions contemplated thereby. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver, as applicable, the Agreements, the Subscription Agreement, the Amended Registration Rights Agreement and the Pre-emptive Rights Letter, and we are assuming that the representations and warranties made by you contained in the Agreements and in the Subscription Agreement are true and correct. We are also assuming that you have purchased the Shares for value, in good faith and without notice of any adverse claims within the meaning of the California Uniform Commercial Code.

     The opinions hereinafter expressed are subject to the following qualifications:

          (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors generally;

          (b) We express no opinion as to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

          (c) We express no opinion as to compliance or noncompliance with applicable federal and state anti-fraud statutes and regulations concerning the issuance of securities;

          (d) We express no opinion as to the enforceability of the indemnification provisions of the Amended Registration Rights Agreement, the Operating Agreement or the Collaboration Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions; and

              Based upon and subject to the foregoing, and subject to the qualifications contained herein, we are of the opinion that, except as set forth in the Subscription Agreement:

To Genzyme Corporation
September 4, 1998
Page 3

     1. The Corporation is validly existing and in good standing under and by virtue of the laws of the State of Delaware and has the corporate power and authority to create, issue and sell the Shares and to carry out its obligations under the Agreements, the Subscription Agreement, the Amended Registration Rights Agreement and the Pre-emptive Rights Letter;

     2. The authorized capital stock of the Corporation consists of 30,000,000 shares of Common Stock. Immediately prior to the Closing, 22,581,835 shares of Common Stock are issued and outstanding, all of which have been duly authorized and validly issued, are fully paid and nonassessable, and prior to the Closing, free of any pre-emptive or similar rights contained in the Restated Certificate or Bylaws of the Corporation or, to our knowledge, in any agreement to which the Company is a party. The Shares issued to you, when issued in accordance with the terms of the Subscription Agreement, will be duly authorized, validly issued, fully paid and nonassessable and will be free of any liens, encumbrances or preemptive or similar rights contained in the Restated Certificate or Bylaws of the Corporation, or to our knowledge, in any agreement to which the Corporation is a party, other than those which may be created by or imposed upon the holders thereof through no action of the Corporation. Warrants to purchase 801,500 shares of Common Stock are currently outstanding. Immediately prior to the Closing, options to purchase a total of 1,949,440 shares of Common Stock, issued to outside consultants, directors and employees, are outstanding. To the best of our knowledge, immediately prior to the Closing, there are no other options, warrants, conversion privileges, pre-emptive rights (other than the pre-emptive rights agreement between Glyko Biomedical Ltd. and the Corporation dated June 27, 1997, and the pre-emptive rights agreement between BB BioVentures L.P. and the Corporation dated December 30, 1997, which rights have been waived in connection with the transactions contemplated by the Subscription Agreement ) or other rights presently outstanding to purchase or otherwise acquire any capital stock or other securities of the Company;

     3. Each of the Subscription Agreement, the Amended Registration Rights Agreement and the Pre-emptive Rights Letter has been duly authorized, executed and delivered by the Corporation and is a legal, valid and binding obligation of the Corporation in accordance with their respective terms;

     4. All necessary corporate action has been taken by the Corporation, its directors and shareholders, to authorize the creation, issue, offering and sale of the Shares on the Closing Date;

     5. The execution and delivery of the Subscription Agreement, the Amended Registration Rights Agreement and the Pre-emptive Rights Letter and the completion of the transactions contemplated thereby and the creation, issuance and sale of the Shares, do not conflict with any provisions of the Restated Certificate or Bylaws of the Corporation;

     6. The Shares, when issued on the Closing Date, will have been duly and validly issued by the Corporation and are outstanding as fully paid and non-assessable;

To Genzyme Corporation
September 4, 1998
Page 4

     7. The certificate representing the Shares complies with the provisions of the laws of Delaware and the form of such certificates has been duly and properly approved by the directors of the Corporation;

     8. Assuming compliance by you with the terms of the Subscription Agreement, the Amended Registration Rights Agreement and the Pre-emptive Rights Letter and compliance with all applicable securities laws of any jurisdiction within the United States by any holder of the Shares, except for the filing of notices that may be required under Federal and state securities laws with regard to (i) and (ii) below, no further filing, consent, approval, authorization or qualification is required by the Corporation in connection with: (i) the execution and delivery of the Subscription Agreement, the Amended Registration Rights Agreement, or the Pre-emptive Rights Letter, (ii) the valid authorization, issuance and sale of the Shares to you, and (iii) the resale of any Shares pursuant to registration under the Securities Act of 1933, as amended (the "Securities Act"), subject to the restrictions enumerated in Rule 144, or pursuant to an available exemption from the registration requirements thereunder to a purchaser who agrees to be bound by the restrictions contained in Rule 144.

     9. BioMarin Genetics, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and BioMarin/Genzyme LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. BioMarin/Genzyme LLC has full power and authority to enter into the Collaboration Agreement and to perform its obligations under the Agreements. BioMarin Genetics, Inc. has full power and authority to enter into and perform its obligations under the Operating Agreement. BioMarin/Genzyme LLC has applied for qualification to do business as a foreign limited liability company in the State of California and the Commonwealth of Massachusetts.

     10. The Agreements have been duly authorized by all necessary corporate action on the part of the Corporation, have been duly executed and delivered by the Corporation and constitute the valid and binding obligations of the Corporation in accordance with their terms. The Collaboration Agreement has been duly authorized by all necessary action on the part of BioMarin/Genzyme LLC, has been duly executed and delivered by BioMarin/Genzyme LLC and constitutes the valid and binding obligation of BioMarin/Genzyme LLC. The Operating Agreement has been duly authorized by all necessary corporate action on the part of BioMarin Genetics, Inc., has been duly executed and delivered by BioMarin Genetics, Inc. and constitutes the valid and binding obligation of BioMarin Genetics, Inc. The execution and delivery of: (a) the Collaboration Agreement by each of the Corporation, BioMarin/Genzyme LLC and BioMarin Genetics, Inc., (b) the Purchase Agreement by the Corporation, (c) the Operating Agreement by the Corporation and BioMarin Genetics, Inc., and the sale and assignment of the LLC interest by the Corporation as provided in the Purchase Agreement will not: (i) violate, or result in the breach of any of the terms, conditions or provisions of, or constitute a default under, the Restated Certificate or Bylaws of the Corporation, the certificate of incorporation or bylaws

To Genzyme Corporation
September 4, 1998
Page 5

of BioMarin Genetics, Inc. or the certificate of formation of BioMarin/Genzyme LLC, (ii) violate any corporate or securities law, ordinance or regulation or, to our knowledge, any order, judgment, decree or requirement of any court, arbitrator or governmental or regulatory body applicable to the Corporation, BioMarin/Genzyme LLC or BioMarin Genetics, Inc. or by which any of its respective assets or properties are bound, or (iii) require any filing with, notice to, or permit, consent or approval of, any governmental or regulatory body.

     11. To the best of our knowledge, there is no action, proceeding or investigation pending or threatened against the Corporation.

     12. Assuming the accuracy of Genzyme Corporation's representations and warranties set forth in the Purchase Agreement and the Subscription Agreement, the assignment of the LLC interest pursuant to the Purchase Agreement is exempt from registration under the Securities Act.

     This opinion is intended solely for your use and benefit and solely in connection with the purchase of the Shares and is not to be relied upon by other persons or entities or by you or any other person or entity for any other purpose without our prior written consent.


                              Very truly yours,

                              WILSON SONSINI GOODRICH & ROSATI Professional Corporation

                                 "EXHIBIT "D"

                            SCHEDULE OF EXCEPTIONS

7.5  See Item 7.6 of this Exhibit D.

7.6 The Corporation intends to acquire Glyko Inc. from Glyko BioMedical, Ltd., at a price negotiated by the parties, based, in part, upon an independent valuation determined by an investment bank, which price shall be paid in Common Stock of the Corporation, including the value of options to purchase Glyko BioMedical Ltd. capital stock which the Corporation shall assume in connection with such acquisition.

     The Corporation has entered into an amendment dated August ___, 1998, of the Grant Terms and Conditions Agreement with Harbor-UCLA Research and Education Institute dated April 1, 1997.

     The Corporation will sublicense certain of its intellectual property to the BioMarin/Genzyme LLC.

7.9 (a) The Corporation has entered into employment agreements, some of which are in the form of counter-signed offer letters, with Dr. Klock, Dr. Starr, Mr. Denison, Raymond W. Anderson, Dr. Swiedler and Dr. Kakkis. The Corporation may extend full recourse 18 month loans to certain executive officers and employees of Glyko, Inc. to allow them to exercise certain of their stock options, in connection with the Corporation's acquisition of Glyko, Inc.

7.9  (b)(i)    See Item 7.10 of this Exhibit D. See also Item 7.6 of this
               Exhibit D.

     (b)(ii) License Agreement with Glyko BioMedical Ltd. dated June 26,1997. The Company has entered into a Grant Terms and Conditions Agreement with Harbor-UCLA Research and Education Institute dated April 1, 1997. The Corporation will also license certain of its intellectual property to the BioMarin/Genzyme LLC.

     (c)(ii) Assignment of Deposit Account between the Corporation and the Bank of Marin dated August 12, 1998, in the principal amount of $114,000.00.

     (c)(iii) Notes with Dr. Klock, Dr. Starr and Mr. Denison totaling $2,500,000 in connection with Founders' Stock Purchase Agreements, each dated October 1, 1997. See also Item 7.9(a) of this Exhibit D.

7.9  (c)(iv)   See Item 7.6 of this Exhibit D.

7.10 The Corporation has entered into Lease Agreements for the following properties:

                    11 Pimentel Court, Novato, CA
                    110 Digital Drive, Novato, CA
                    46 Galli Drive, Novato, CA
                    1123 West Carson Street, Torrance, CA
                    371 Bel Marin Keys, Novato, CA

7.21 The Corporation has also entered into Employment Agreements with Dr. Swiedler, Raymond W. Anderson and Dr. Emil Kakkis. The Corporation has also entered into Consulting Agreements with Gerit Mulder, Jeff Yuen, Jacobs Engineering, and Chitra Mishra.

                                      -8-